LEGAL_US_W # 178141025.4 Execution Version Exhibit 10.1 SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT among NATURAL GAS SERVICES GROUP, INC., as a Borrower, and THE OTHER LOAN PARTIES PARTY HERETO, THE LENDERS PARTY HERETO and TEXAS CAPITAL BANK, as Administrative Agent, Swing Line Lender and L/C Issuer TCBI SECURITIES, INC., as Joint Lead Arranger and Sole Book Runner BANK OF AMERICA, N.A. as Joint Lead Arranger DATED AS OF JUNE 6, 2024

2 SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”) is dated effective as of June 6, 2024 (the “Second Amendment Effective Date”), by and among NATURAL GAS SERVICES GROUP, INC., a Colorado corporation (“Holdings”), the other Loan Parties party hereto, TEXAS CAPITAL BANK, in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer, and the Lenders (including the Accordion Lenders (as defined below)) party hereto. RECITALS: WHEREAS, the Loan Parties are party to that certain Amended and Restated Credit Agreement dated as of February 28, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), by and among Holdings, the other Loan Parties from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent. Capitalized terms used but not defined herein have the meaning set forth in the Credit Agreement, as amended by this Second Amendment (the “Amended Credit Agreement”). WHEREAS, the parties hereto desire to enter into this Second Amendment to, among other things, (a) evidence the increase by the Accordion Lenders (as defined below) in the aggregate Commitments of the Lenders from $225,000,000 to $300,000,000 and (b) amend the Credit Agreement, in each case as set forth herein. WHEREAS, Holdings has requested that Zions Bancorporation, N.A. dba Amegy Bank (the “New Lender”) become a Lender under the Amended Credit Agreement with a Commitment as of the Second Amendment Effective Date in the amount shown opposite the New Lender’s name on Schedule 2.1 to the Amended Credit Agreement. WHEREAS, Holdings has requested that each of Texas Capital Bank, Bank of America, N.A., The Huntington National Bank and First-Citizens Bank & Trust Company (each, an “Increasing Lender”, and together with the New Lender, collectively, the “Accordion Lenders”) agree to increase its Commitment as of the Second Amendment Effective Date resulting in the Commitment amount shown opposite such Increasing Lender’s name on Schedule 2.1 to the Amended Credit Agreement. WHEREAS, subject to and upon the terms and conditions set forth herein, the Administrative Agent and the Lenders party hereto have agreed to Holdings’ requests as set forth herein. NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: SECTION 1. Amendments to the Credit Agreement. In reliance upon the representations, warranties, covenants and conditions contained in this Second Amendment, and subject to the terms, and satisfaction of the conditions precedent set forth in Section 3 hereof, the

3 Credit Agreement is hereby amended as of the Second Amendment Effective Date in the manner provided in this Section 1. 1.1 Additional Definitions. Section 1.1 of the Credit Agreement is hereby amended to add in alphabetical order the following definitions which shall read in full as follows: “Second Amendment” means that certain Second Amendment to Amended and Restated Credit Agreement dated as of the Second Amendment Effective Date, by and among Holdings, the other Borrowers and Loan Parties party thereto, the Administrative Agent and the Lenders party thereto. “Second Amendment Effective Date” means June 6, 2024. 1.2 Restated Definitions. The definitions of the following terms contained in Section 1.1 of the Credit Agreement are hereby amended and restated in their respective entireties to read in full as follows: “Commitment” means, as to each Lender, its obligation to (a) make Revolving Credit Loans to Borrowers pursuant to Section 2.1(a), (b) purchase participations in L/C Obligations, and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.1 under the caption “Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate Commitments of the Lenders as of the Second Amendment Effective Date is $300,000,000. “Loan Documents” means this Agreement, the First Amendment, the Second Amendment, each Guaranty, the Security Documents, the Notes, the Issuer Documents, each Fee Letter, and all other promissory notes, security agreements, deeds of trust, assignments, letters of credit, guaranties, and other instruments, documents, or agreements executed and delivered pursuant to or in connection with this Agreement or the Security Documents; provided that the term “Loan Documents” shall not include any Bank Product Agreement. “Payment Conditions” means, with respect to any Restricted Payments made pursuant to Section 7.4(c) or any Permitted Acquisition, (a) no Default or Event of Default shall have occurred and be continuing on the date of such Restricted Payment or Permitted Acquisition or would result after giving effect to such transaction, (b) after giving effect to and at all times during the sixty (60) consecutive day period immediately prior to the making of such Restricted Payment or consummation of such Permitted Acquisition, Availability shall be greater than or equal to the greater of (i) $50,000,000 and (ii) twenty percent (20%) of the Line Cap then in effect, (c) after giving effect to such Restricted Payment or Permitted Acquisition, Holdings shall be in pro forma compliance with the Financial Covenants for the most recently ended applicable period for which financial

4 statements are available and (d) the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower Representative demonstrating satisfaction of the foregoing conditions concurrently with such Restricted Payment or Permitted Acquisition. “Specified Reporting Threshold” means, as of any date of determination, the greater of (a) $25,000,000 and (b) ten percent (10%) of the Line Cap then in effect. “Trigger Period Threshold” means, as of any date of determination, the greater of (a) $25,000,000 and (b) fifteen percent (15%) of the Line Cap then in effect. 1.3 Amendment to the Definition Clause (o) of the definition of “Eligible Accounts” contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows: (o) the account debtor is organized or has its principal offices or assets outside the United States or Canada (but excluding from Canada for purposes of this clause (o), the Province of Quebec); 1.4 Amendment to Section 6.6(b)(ii) of the Credit Agreement. Clause (ii) of Section 6.6(b) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows: (ii) up to two field examinations during any twelve (12) month period in the event that Availability shall have been less than the greater of (A) $25,000,000 and (B) ten percent (10%) of the Line Cap at any time during such period. 1.5 Amendment to Section 6.6(c)(ii) of the Credit Agreement. Clause (ii) of Section 6.6(c) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows: (ii) The Loan Parties shall be responsible for the costs and expenses of (A) one third-party appraisal during any twelve (12) month period or (B) up to two third-party appraisals during any twelve (12) month period in the event that Availability shall have been less than the greater of (1) $40,000,000 and (2) twenty percent (20%) of the Line Cap at any time during such period. 1.6 Amendment to Section 8.1 of the Credit Agreement. Section 8.1 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows: Section 8.1 Leverage Ratio. Holdings shall not permit, as of the last day of any fiscal quarter, commencing with the fiscal quarter ending March 31, 2023, the Leverage Ratio to be greater than (a) 3.50 to 1.00 for each fiscal quarter ending on or prior to December 31, 2024, (b) 3.75 to 1.00 for the fiscal quarters ending on March 31, 2025 and June 30, 2025, (c) 3.50 to 1.00 for the fiscal quarters ending on September 30, 2025, December 31, 2025, and March 31, 2026 and (d)

5 3.25 to 1.00 for the fiscal quarter ending on June 30, 2026 and for each fiscal quarter thereafter. 1.7 Amendment to Section 11.25 of the Credit Agreement. The last paragraph of Section 11.25 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows: Each Loan Party hereby authorizes Administrative Agent, at its sole expense, but without any prior approval by any Loan Party, to include any Loan Party’s name, logo and the aggregate amount of the Revolving Credit Facility in tombstones and client marketing materials, and to give such other publicity to the Revolving Credit Facility as it may from time to time determine in its sole discretion. The foregoing authorization shall remain in effect unless the Borrower Representative notifies Texas Capital Bank in writing that such authorization is revoked. Each Loan Party understands and acknowledges that each Lender may provide to market data collectors, such as league table, or other service providers to the lending industry, information regarding the closing date, size, type, purpose of, and parties to, the Revolving Credit Facility. 1.8 Replacement of Schedule 2.1 to the Credit Agreement. Effective as of the Second Amendment Effective Date, the parties hereto hereby agree that the aggregate Commitments are hereby increased from $225,000,000 to $300,000,000, such increase by the Accordion Lenders shall be deemed to be in conformity with Section 2.10 of the Credit Agreement, and Schedule 2.1 attached to the Credit Agreement is hereby replaced in its entirety with Schedule 2.1 attached hereto. Schedule 2.1 attached hereto shall be deemed to be attached as Schedule 2.1 to the Amended Credit Agreement as of the Second Amendment Effective Date. Immediately after giving effect to this Second Amendment and any Borrowings made on the Second Amendment Effective Date, (a) each Accordion Lender (including the New Lender) shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Applicable Percentage (immediately after giving effect to this Second Amendment) of all Loans, (b) each Lender’s (including the New Lender’s) participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Applicable Percentage (immediately after giving effect to this Second Amendment), (c) such other adjustments shall be made as the Administrative Agent shall reasonably specify so that the Revolving Credit Exposure applicable to each Lender (including the New Lender) equals its Applicable Percentage (immediately after giving effect to this Second Amendment) of the aggregate Revolving Credit Exposures of all Lenders, and (d) upon the written request by any applicable Lender, Holdings shall be required to make any break funding payments owing to such Lender under Section 3.5 of the Credit Agreement as a result of the reallocation of Loans and the other adjustments described in this Section 1.7. SECTION 2. New Lender. The New Lender hereby joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Amended Credit Agreement as a Lender thereunder and under each and every other Loan Document to which any Lender is required to be bound by the Amended Credit Agreement, to the same extent as if the New Lender were an original signatory thereto. The New Lender hereby appoints and authorizes the Administrative Agent to take such action as the Administrative Agent on its behalf and to

6 exercise such powers and discretion under the Amended Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. The New Lender represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Second Amendment, to consummate the transactions contemplated hereby and to become a Lender under the Amended Credit Agreement, (b) it has received a copy of the Credit Agreement and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.1 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Second Amendment and to become a Lender on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (c) from and after the Second Amendment Effective Date, it shall be a party to and be bound by the provisions of the Amended Credit Agreement and the other Loan Documents and have the rights and obligations of a Lender thereunder. SECTION 3. Conditions Precedent to Second Amendment. This Second Amendment will be effective as of the Second Amendment Effective Date on the condition that the following conditions precedent will have been satisfied: 3.1 Counterparts. The Administrative Agent shall have received counterparts of this Second Amendment duly executed by each of the Loan Parties, the Administrative Agent, the Swing Line Lender, the L/C Issuer and the Required Supermajority Lenders (including the Accordion Lenders) as required hereby and pursuant to the Credit Agreement. 3.2 Notes. The Administrative Agent shall have received duly executed Notes (or any amendment and restatement thereof, as the case may be) payable to each Lender requesting a Note (or amendment and restatement thereof, as the case may be) in a principal amount equal to its Commitment dated as of the date hereof. 3.3 Legal Opinion. The Administrative Agent shall have received an opinion of Jones & Keller P.C., special counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent. 3.4 Officer’s Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of each of the Loan Parties setting forth and/or attaching thereto (a) resolutions of the members, board of directors or other appropriate governing body with respect to the authorization of each such Loan Party to execute and deliver this Second Amendment and the other Loan Documents to which it is a party and to enter into the transactions contemplated in those documents, (b) the officers of each such Loan Party who are authorized to sign the Loan Documents to which such Loan Party is a party and who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with the Amended Credit Agreement, and the transactions contemplated thereby, (c) specimen signatures of such authorized officers, (d) the Constituent Documents of each such Loan Party, certified as being true and complete, and (e) a certificate of the appropriate government officials of the state of incorporation or organization of such Loan Party as to the existence and standing of such Loan Party dated as of a recent date hereof.

7 3.5 Closing Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower Representative certifying (which statements shall constitute a representation and warranty made by the Loan Parties to the Lenders hereunder on the Second Amendment Effective Date) that, as of the Second Amendment Effective Date, (a) no Default or Event of Default has occurred and is continuing, (b) all representations and warranties made by any Loan Party contained in the Credit Agreement and the other Loan Documents, in each case as amended hereby, are true and correct in all material respects (without duplication of any materiality qualification applicable thereto) on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct as of such earlier date, and except for any change of facts expressly permitted under the provisions of the Amended Credit Agreement and the other Loan Documents and (c) Holdings is in pro forma compliance with the financial covenants contained in Section 8.1 and Section 8.2 of the Credit Agreement and attached to such certificate are reasonably detailed calculations demonstrating compliance thereof. 3.6 Lien Searches. The results of bring down UCC, tax lien and judgment lien searches showing all financing statements and other documents or instruments on file against each Loan Party in the appropriate filing offices, such search to be as of a recent date reasonably satisfactory to the Administrative Agent 3.7 Borrowing Base Report. The Administrative Agent shall have received an updated Borrowing Base Report which calculates the Borrowing Base as of a date acceptable to the Administrative Agent (the “Specified Borrowing Base Report”), along with customary supporting documentation satisfactory to the Administrative Agent. 3.8 Fees. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Second Amendment Effective Date. 3.9 Expenses. The Administrative Agent shall have received payment or reimbursement of its out-of-pocket expenses in connection with this Second Amendment and any other out-of-pocket expenses of the Administrative Agent required to be paid or reimbursed pursuant to the Credit Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent. 3.10 Other Documents. The Administrative Agent shall have been provided with such documents, instruments and agreements, and the Borrowers shall have taken such actions, in each case as the Administrative Agent may reasonably require in connection with this Second Amendment and the transactions contemplated hereby. SECTION 4. Representations and Warranties. Each Loan Party hereby represents and warrants to the Lenders the following: 4.1 Representations and Warranties. The representations and warranties contained in the Amended Credit Agreement and the other Loan Documents are true and correct in all material respects (without duplication of any materiality qualification applicable thereto) on and as of the date hereof as though made on and as of the date hereof, except to the extent such

8 representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date, and except for any change of facts expressly permitted under the provisions of the Amended Credit Agreement and the other Loan Documents. 4.2 No Default. No Default or Event of Default has occurred and is continuing as of the date hereof. 4.3 Enforceability. This Second Amendment has been duly executed and delivered by such Loan Party, and the Amended Credit Agreement constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. SECTION 5. Survival of Representations and Warranties. All representations and warranties made in this Second Amendment, including any Loan Document furnished in connection with this Second Amendment, shall survive the execution and delivery of this Second Amendment and the other Loan Documents, and no investigation by the Administrative Agent or any closing shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them. SECTION 6. Expenses. As provided in Section 11.1 of the Amended Credit Agreement, and subject to the limitations expressly set forth therein, Holdings hereby agrees to pay on demand all legal and other fees, costs and expenses incurred by the Administrative Agent in connection with the negotiation, preparation, and execution of this Second Amendment and all related documents. SECTION 7. No Implied Waivers. No failure or delay on the part of the Administrative Agent or any Lender in exercising, and no course of dealing with respect to, any right, power or privilege under this Second Amendment, the Credit Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Second Amendment, the Credit Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. SECTION 8. Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (a) acknowledges the terms of this Second Amendment, (b) ratifies and affirms its obligations under the Loan Documents to which it is a party, (c) acknowledges, renews and extends its continued liability under the Loan Documents to which it is a party, and (d) agrees, with respect to each Loan Party that is a Guarantor, that its guarantee under the Guaranty remains in full force and effect with respect to the Obligations as amended hereby. Any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall, except as amended hereby, remain in full force and effect. The Loan Parties hereby extend the Liens securing the Obligations (as amended hereby) until the Obligations have been paid in full, and agree that the amendments herein contained shall in no manner affect or impair the Obligations or the Liens securing payment and performance thereof, all of which are ratified and confirmed.

9 SECTION 9. Severability. Any provision of this Second Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. SECTION 10. APPLICABLE LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS. SECTION 11. Successors and Assigns. This Second Amendment is binding upon and shall inure to the benefit of the Administrative Agent, the Lenders and the Loan Parties and their respective successors and permitted assigns, except the Loan Parties may not assign or transfer any of their rights or obligations hereunder without the prior written consent of the Administrative Agent, other than as expressly permitted under the terms of the Amended Credit Agreement. SECTION 12. Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original but all of which when taken together shall constitute but one and the same instrument. Delivery of an executed signature page of this Second Amendment by facsimile transmission or PDF electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The execution and delivery of this Second Amendment shall be deemed to include Electronic Signatures on electronic platforms approved by the Administrative Agent, which shall be of the same legal effect, validity or enforceability as delivery of a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that, upon the request of any party hereto, such Electronic Signature shall be promptly followed by the original thereof. SECTION 13. Effect of Consent. No consent or waiver, express or implied, by the Administrative Agent to or for any breach of or deviation from any covenant, condition or duty by the Borrowers shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty. SECTION 14. Headings. The headings of this Second Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. SECTION 15. Reaffirmation of Loan Documents. This Second Amendment shall be deemed to be an amendment to the Credit Agreement, and the Amended Credit Agreement and the other Loan Documents are hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Amended Credit Agreement. SECTION 16. Loan Document. This Second Amendment constitutes a “Loan Document” under and as defined in the Amended Credit Agreement. SECTION 17. Entire Agreement. THE CREDIT AGREEMENT, THIS SECOND AMENDMENT, THE OTHER LOAN DOCUMENTS, AND ALL OTHER INSTRUMENTS,

10 DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS SECOND AMENDMENT REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES. [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – NATURAL GAS SERVICES GROUP, INC.] IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date set forth above. BORROWERS: NATURAL GAS SERVICES GROUP, INC., a Colorado corporation By: Name: Justin Jacobs Title: Chief Executive Officer

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – NATURAL GAS SERVICES GROUP, INC.] GUARANTORS: NGSG PROPERTIES, LLC, a Colorado limited liability company By: Name: Justin Jacobs Title: President

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – NATURAL GAS SERVICES GROUP, INC.] ADMINISTRATIVE AGENT, SWING LINE LENDER, L/C ISSUER AND LENDER: TEXAS CAPITAL BANK, as Administrative Agent, Swing Line Lender, L/C Issuer and a Lender By: __________________________________ Name: Dan Clubb Title: Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – NATURAL GAS SERVICES GROUP, INC.] BANK OF AMERICA, N.A., as a Lender By: Name: Title:

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – NATURAL GAS SERVICES GROUP, INC.] THE HUNTINGTON NATIONAL BANK, as a Lender By: Name: Title:

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – NATURAL GAS SERVICES GROUP, INC.] ZIONS BANCORPORATION, N.A. DBA AMEGY BANK, as a New Lender By: Name: Title:

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – NATURAL GAS SERVICES GROUP, INC.] FIRST-CITIZENS BANK & TRUST COMPANY, as a Lender By: Name: Title:

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – NATURAL GAS SERVICES GROUP, INC.] WEBSTER BUSINESS CREDIT, a division of Webster Bank, N.A., as a Lender By: Name: Title:

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – NATURAL GAS SERVICES GROUP, INC.] CATERPILLAR FINANCIAL SERVICES CORPORATION, as a Lender By: Name: Title:

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – NATURAL GAS SERVICES GROUP, INC.] BANK OF HOPE, as a Lender By: Name: Title:

SCHEDULE 2.1 Commitments and Applicable Percentages Lender Commitment Applicable Percentage Texas Capital Bank $65,000,000.00 21.666666667% Bank of America, N.A. $60,000,000.00 20.000000000% The Huntington National Bank $50,000,000.00 16.666666667% Zions Bancorporation, N.A. dba Amegy Bank $35,000,000.00 11.666666667% First-Citizens Bank & Trust Company $30,000,000.00 10.000000000% Webster Business Credit, a division of Webster Bank, N.A. $25,000,000.00 8.333333332% Caterpillar Financial Services Corporation $20,000,000.00 6.666666667% Bank of Hope $15,000,000.00 5.000000000% Total: $300,000,000.00 100.000000000%